UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2012

AMERICAN DG ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue, Waltham
Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 6, 2012, the registrant announced its financial results for the fiscal year ended December 31, 2011. On March 8, 2012, the registrant amended its financial statements to reverse the state income tax provision and increase its general and administrative expenses as reflected on its Consolidated Statements of Operations for the three months and years ended December 31, 2011 and adjust the prepaid and other current assets account as reflected on its Consolidated Balance Sheets for the year ended December 31, 2011. Those adjustments were not material. The amended financial statements are furnished as Exhibit 99.1 to this current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The registrant hereby furnishes the following exhibits:

	Exhibit 99.1 –	Consolidated Statements of Operations for the three months and years ended December 31, 2011 and December 31, 2010, Consolidated Statements of Operations for EuroSite Power Inc. for the years ended December 31, 2011 and December 31, 2010, Consolidated Balance Sheets for the years ended December 31, 2011 and December 31, 2010, and, Consolidated Statements of of Cash Flows for the years ended December 31, 2011 and December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2012	AMERICAN DG ENERGY INC. By: /s/ Anthony S. Loumidis _____________________________________ Anthony S. Loumidis, Chief Financial Officer

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